UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2016 (October 19, 2015)

WAVE SYNC CORP.

 (Exact name of registrant as specified in its charter)

Delaware	001-34113	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Wall Street, 28th Floor, New York, NY 10005
(Address of principal executive offices)

Registrant’s telephone number, including area code:  646-512-5855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K include forward-looking statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and our management’s interpretation of what is believed to be significant factors affecting the business, including many assumptions regarding future events.  Such forward-looking statements include statements regarding, among other things:

●	our ability to reach widespread commercial viability;

●	our growth strategies;

●	our anticipated future operation and profitability;

●	our future financing capabilities and anticipated need for working capital;

●	the anticipated trends in our industry;

●	our ability to expand our marketing and sales capabilities;

●	acquisitions of other companies or assets that we might undertake in the future;

●	our operations in China and the regulatory, economic and political conditions in China; and

●	current and future competition.

Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology.  Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors, including the ability to raise sufficient capital to continue our operations.  Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” and matters described in this Current Report on Form 8-K generally.  In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained herein will in fact occur.

Potential purchasers of our common stock or other securities should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

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EXPLANATORY NOTE

As used in this annual report, the terms “we,” “us,” “our,” and words of like import, and the “Company” refers to Wave Sync Corp. (formerly known as China Bio-Energy Corp.) and its subsidiaries unless the context indicates otherwise.

The sole purpose of this Amendment No. 3 to the Company’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on October 20, 2015, as amended on December 14, 2015, and January 26, 2016, (the “Original 8-K”), is to amend and restate Item 7 of the Form 10 Information, namely, “Certain Relationships and Related Transactions, and Director Independence.”

Except for the item amended in this Amendment described above, we have not updated items in this Amendment to reflect events occurring after the Original 8-K date. Accordingly, this Amendment should be read in conjunction with the Company’s Original 8-K and the Company’s subsequent filings with the SEC.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

The Group

Reorganization Related Transactions

On August 5, 2015, Yigou entered into an Exclusive Service Agreement which entitles Yigou to substantially all of the economic benefits of Guangzhou Yuzhi and its Subsidiaries in consideration of services provided by Yigou to Guangzhou Yuzhi and its Subsidiaries. In addition, Yigou entered into certain agreements with each of Wenbin Yang and Ping Li (collectively, the “Guangzhou Yuzhi shareholders”), as well as Guangzhou Yuzhi and its Subsidiaries, including (i) a Call Option Agreement allowing Yigou to acquire the shares of Guangzhou Yuzhi as permitted by PRC laws, (ii) a Voting Rights Proxy Agreement that provides Yigou with the voting rights of the Guangzhou Yuzhi shareholders and those of Guangzhou Yuzhi, and (iii) an Equity Pledge Agreement that pledges the shares in Guangzhou Yuzhi and its Subsidiaries to Yigou. This VIE structure provides Yigou, a wholly-owned subsidiary of EGOOS HK, with control over the operations and benefits of Guangzhou Yuzhi and its Subsidiaries without having a direct equity ownership in Guangzhou Yuzhi and its Subsidiaries.

Acquisition

A director and former CEO of the Company, Ms. Mei Yang, has since December 2013 worked as a vice president of Shenzhen Exce-Card, a wholly owned subsidiary of Guangzhou Yuzhi, which is indirectly wholly-controlled by EGOOS BVI. Ms. Yang therefore was on both sides of the Company’s transactions with EGOOS BVI. Ms. Yang does not hold any equity interest in EGOOS BVI or Shenzhen Exce-Card.

Loan to Management

Guangzhou Yuzhi extended a loan to Xiang, Zuyue, our Chief Executive Officer, in the amount of RMB 9,999,998 (approximately $1,573,861), which is unsecured and does not bear interest. Such referenced loan was extended to Mr. Xiang by Guangzhou Yuzhi in May 2014, prior to the consummation of our acquisition of EGOOS BVI (as well as Guangzhou Yuzhi) on October 19, 2015. In addition, there was an additional immaterial increase of the amount due from Mr. Xiang in the amount of RMB 7,918 (approximately $1,285), which was petty cash issued to Mr. Xiang for prepaid travel expenses. The Company and Mr. Xiang has established a repayment schedule and such loan is expected to be fully repaid by December 2016. The Company is aware of the ramifications of Section 13(k) of the Exchange Act, which prohibits any issuer from extending or maintaining any personal loans to or for any director or executive officer of the issuer, and the Company has implemented control procedure to prevent violation of Section 13(k) in the future, which includes, without limitation, that any loan to or for any director or executive officer of the Company (and any other related transaction with an aggregate amount of more than $100,000) will require prior written consent from the Board of Director (with interested directors, if any, excluded from voting on such matter).

Board Meetings and Committees

We do not have a standing audit committee of the Board of Directors. We do not have a financial expert serving on the Board of Directors or employed as an officer based on management’s belief that the cost of obtaining the services of a person who meets the criteria for a financial expert under Item 407(d) of Regulation S-K is beyond its limited financial resources and the financial skills of such an expert are simply not required or necessary for us to maintain effective internal controls and procedures for financial reporting in light of the limited scope and simplicity of accounting issues raised in its financial statements at this stage of its development.

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Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of the business acquired.

Exhibit 99.1 – Audited Financial Statements of EGOOS HK for the fiscal year ended December 31, 2014 (5)

Exhibit 99.2 – Unaudited Pro Forma Consolidated Financial Statements of Wave Sync Corp. as of June 30, 2015 and the corresponding footnotes (5)

Exhibit 99.3 – Audited Financial Statements of Wave Sync Corp. for the fiscal years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively (5)

Exhibit 99.4 – Unaudited Financial Statements of Wave Sync Corp. for the six months ended June 30, 2015 and 2014 (5)

Exhibit 99.5 – Audited Financial Statements of Shenzhen Qianhai Exce-card Company Limited for the fiscal years ended December 31, 2014 and 2013, respectively (5)

Exhibit 99.6 – Unaudited Financial Statement of Shenzhen Qianhai Exce-card Company Limited for the period ended June 30, 2015 (5)

Exhibit 99.7 – Consolidated Audited Financial Statements of EGOOS BVI for the fiscal year ended December 31, 2014 (5)

(b)	Exhibits.

Exhibit No.	Description
2.1	Share Purchase Agreement, dated October 19, 2015, by and among the Registrant, EGOOS BVI and Shareholders of EGOOS BVI (1)
3.1	Certification of Incorporation of the Registrant (2)
3.2	Company’s Restated Certificate of Incorporation, dated August 12, 1998 (2)
3.3	Certificate of Amendment to the Company’s Certificate of Incorporation, dated August 8, 2006 (2)
3.4	Certificate of Amendment to the Company’s Certificate of Incorporation, dated September 8, 2006 (2)
3.5	Certificate of Amendment to the Company’s Certificate of Incorporation, dated December 1, 2015 (5)
3.6	Amended and Restated Bylaws of the Registrant (3)
4.1	Convertible Note dated October 19, 2015 (1)
10.1	Exclusive Service Agreement, dated August 5, 2015, by and among Guangzhou Yuzhi, Shenzhen Exce-card, Guangzhou Rongsheng and the WFOE (1)
10.2	Voting Rights Proxy Agreement, dated August 5, 2015, by and among Guangzhou Yuzhi, its shareholders, Shenzhen Exce-card, Guangzhou Rongsheng and the WFOE (1)
10.3	Equity Pledge Agreement, dated August 5, 2015, by and among Guangzhou Yuzhi, its shareholders, Shenzhen Exce-card, Guangzhou Rongsheng and the WFOE (1)
10.4	Call Option Agreement, dated August 5, 2015, by and among Guangzhou Yuzhi, its shareholders, Shenzhen Exce-card, Guangzhou Rongsheng and the WFOE (1)
10.5	Partnership Agreement with UINT dated August 7, 2014 and its Amendment dated March 27, 2015 (1)
10.6	Unofficial English translation of Cooperation Agreement, dated July 23, 2014, by and between Shenzhen Exce-card and Hengbao (5)
10.7	Unofficial English translation of Cooperation Agreement, dated July 7, 2014, by and between Shenzhen Exce-card and Tianyu (5)
10.8	Unofficial English translation of Cooperation Agreement, dated September 28, 2015, by and between Shenzhen Exce-card and Hengbao (5)
10.9	Unofficial English translation of Preparation Service Agreement, dated May 1, 2015, by and between Shenzhen Exce-card and Tianyu (5)
99.1	Audited Financial Statements of EGOOS HK for the fiscal year ended December 31, 2014 (5)
99.2	Unaudited Pro Forma Consolidated Financial Statements of Wave Sync Corp. as of June 30, 2015 and the corresponding footnotes (1)
99.3	Audited Financial Statements of Wave Sync Corp. for the fiscal years ended December 31, 2014, 2013, 2012, 2011 and 2010 respectively (4)
99.4	Unaudited Financial Statements of Wave Sync Corp. for the six months ended June 30, 2015 and 2014 (4)
99.5	Audited Financial Statements of Shenzhen Qianhai Exce-card Company Limited for the fiscal years ended December 31, 2014 and 2013, respectively (1)
99.6	Unaudited Financial Statements of Shenzhen Qianhai Exce-card Company Limited for the period ended June 30, 2015 (1)
99.7	Consolidated Audited Financial Statements of EGOOS BVI for the fiscal year ended December 31, 2014 (5)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K as filed with the SEC on October 20, 2015 (i.e., the “Original 8-K”).
(2)	Incorporated by reference to the Company’s Current Report on Form 8-K as filed with the SEC on December 20, 2007.
(3)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2008.
(4)	Incorporated by reference to the Company’s Annual Report on Form 10-K for the period ended December 31, 2014.
(5)	Incorporated by reference to the Amendment No. 1 to the Company’s current report on Form 8-K as filed with the SEC on December 14, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 19, 2016

WAVE SYNC CORP.

By:	/s/ Zuyue Xiang
Name:	Zuyue Xiang
Title:	Chief Executive Officer

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